                    SUPPLEMENT DATED MARCH 18, 1998 TO THE
      PROSPECTUS FOR PACIFIC SELECT FUND (THE "FUND") DATED MAY 1, 1997,
               AS SUPPLEMENTED SEPTEMBER 2, 1997 ("PROSPECTUS")

           NEW PORTFOLIO MANAGER FOR THE AGGRESSIVE EQUITY PORTFOLIO

  THE AGGRESSIVE EQUITY PORTFOLIO IS NOT AVAILABLE TO PACIFIC CORINTHIAN VARIABLE ANNUITY CONTRACTS.

  Columbus Circle Investors, the current Portfolio Manager for the Aggressive Equity Portfolio, has provided written confirmation to Pacific Life Insurance Company ("Pacific Life"), the Fund's Adviser, that it will not serve as Portfolio Manager to the Portfolio after April 30, 1998. Alliance Capital Management L.P. ("Alliance Capital") will become the Portfolio Manager for the Aggressive Equity Portfolio effective May 1, 1998, pursuant to a portfolio management agreement with the Adviser and the Fund (the "New Portfolio Management Agreement"), subject to approval by Shareholders of the Portfolio. The New Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the New Portfolio Management Agreement or interested persons of such parties, at a Board meeting held on February 23, 1998. Variable Contract Owners having an interest in the Aggressive Equity Portfolio as of record date March 6, 1998 will be asked to approve the New Portfolio Management Agreement with Alliance Capital at a special meeting of Shareholders scheduled for April 15, 1998.

  Alliance Capital is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling $218.7 billion. Alliance Capital is a Delaware limited partnership. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital (and conducts no other active business). As of June 30, 1997 The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.1% of the outstanding units of Alliance Capital. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of The Equitable Companies Incorporated, a Delaware corporation ("ECI"). As of September 30, 1997, AXA-UAP, a French insurance holding company, owned approximately 59% of the issued and outstanding shares of the common stock of ECI.

  Alliance Capital currently serves as investment adviser to other mutual funds, as well as individual, corporate, retirement, and charitable accounts. As of December 31, 1997, Alliance Capital was retained as an investment manager of employee benefit fund assets for 31 of the Fortune 100 companies. Alliance Capital's principal office is located at 1345 Avenue of the Americas, New York, New York and the firm has five additional offices in the United States and subsidiaries and affiliates worldwide.

  Kevin J. O'Brien, Senior Vice President and Portfolio Manager, and Alden M. Stewart, Executive Vice President and Portfolio Manager, will be primarily responsible for the day to day management of the Aggressive Equity Portfolio. Mr. O'Brien has had 19 years of investment experience (10 years with Alliance Capital). Prior to joining Alliance Capital in 1988, he was a partner at Campbell Advisors and a portfolio manager at Connecticut Mutual Life Insurance. Mr. O'Brien holds a B.A. from Amherst College and an M.A. and Ph.D. from Cornell University. He is a Chartered Financial Analyst and a member of Phi Beta Kappa. Mr. Stewart has had 27 years of investment experience (27 years with Alliance Capital or affiliated companies). He began his career in 1971 as an analyst following various industry groups and has been a portfolio manager since 1977. Mr. Stewart holds a B.A. from the University of Oregon and an M.B.A. from the University of Chicago.

  If the New Portfolio Management is approved by Shareholders, effective May 1, 1998, for the services provided, Pacific Life will pay Alliance Capital a fee based on a percentage of the Portfolio's average daily net assets according to the following schedule:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .45%  On next $400 million
               .40%  On excess

The advisory fee paid to Pacific Life by the Aggressive Equity Portfolio will not change.

CHANGES IN THE AGGRESSIVE EQUITY PORTFOLIO'S INVESTMENT POLICIES

  The Portfolio's investment objective is capital appreciation. The investment objective would not change. The Trustees have approved changes to certain of the Portfolio's investment policies, which will become effective, if the Shareholders approve the New Portfolio Management Agreement, on the date that Alliance Capital would assume management responsibility for the Portfolio, which is expected to be May 1, 1998. The Portfolio's investment objective and investment policies, restated to reflect the changes in investment policies that will become effective if the New Portfolio Management Agreement is approved, are as follows:

    INVESTMENT OBJECTIVE. Capital Appreciation. No consideration is given to income.

    INVESTMENT POLICIES. The Portfolio invests primarily in common stock and other equity-type securities of small emerging growth and medium capitalization companies. It may also invest in more well-established companies. Investments may include preferred stocks, convertible debt, and warrants. From time to time, the Portfolio may emphasize securities of companies in cyclical industries, securities believed to be undervalued, and companies in special situations. The Portfolio is intended for aggressive long-term investors seeking above-average gains who are willing to accept the greater risks associated with small-capitalization stocks.

    The Portfolio may also invest a portion of its assets in high-quality money market instruments. For temporary defensive purposes, the Portfolio may invest to a significant degree in U.S. Government securities, mortgage-related and other asset-backed securities, and in corporate fixed-income securities that are rated, at the time of acquisition, investment grade, or, if not rated, are determined by the Portfolio Manager to be of comparable quality.

    The Portfolio may invest in securities of foreign issuers, although the Portfolio may not acquire a security of a foreign issuer principally traded outside of the United States, if, at the time of such investment, more than 20% of the Portfolio's total assets would be invested in such foreign securities.

    OTHER TECHNIQUES. For hedging purposes, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call options. The Portfolio may purchase and sell stock index futures contracts and options thereon. The Portfolio may make secured loans of its portfolio securities to others with securities that constitute up to 25% of the Portfolio's total assets. To hedge against the risk of currency fluctuation associated with investment on foreign securities, the Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or options on foreign currencies or foreign currency futures contracts and options thereon. These investment techniques and investment in securities of foreign issuers may involve a greater degree of risk than more conservative approaches.

  For additional information concerning descriptions of securities, investment techniques, and the potential risks of various types of securities and investment techniques, please refer to "Certain Investment Policies and Related Risks" below and the Fund's Prospectus and Statement of Additional Information.

COMPARISON OF MANAGEMENT STYLES

  It is expected that if Shareholders approve the New Portfolio Management Agreement with Alliance Capital, and the changes in investment policies become effective, the differences in investment policies and the different investment management styles of Alliance Capital and the current Portfolio Manager will result in some changes in the Portfolio and its holdings. Under both the current and revised policies, the Portfolio invests primarily in small and medium capitalization companies, and therefore the Portfolio will continue to be intended for long-term investors who are willing to accept the greater risks associated with investment in such companies. However, the current Portfolio Manager utilizes an investment discipline called "Positive Momentum & Positive Surprise" and seeks companies doing better than expected. In contrast, Alliance Capital selects companies that it believes have favorable growth prospects.

  In the event that Shareholders of the Portfolio approve the New Portfolio Management Agreement, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Alliance Capital. Such restructuring may result in increased transactional costs in the Portfolio's current fiscal year.

PRIOR PERFORMANCE OF A COMPARABLE FUND MANAGED BY ALLIANCE CAPITAL

  The table below sets forth the performance data relating to the historical performance of the Alliance Aggressive Stock Portfolio, a series of the Hudson River Trust. The Alliance Aggressive Stock Portfolio is a mutual fund managed by Alliance Capital and has substantially similar investment objectives, policies, and strategies to those of the Aggressive Equity Portfolio (assuming effectiveness of the revised investment policies described above). The Aggressive Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the Alliance Aggressive Stock Portfolio. Differences in the asset size of the two funds might reduce their comparability. The performance information for the Alliance Aggressive Stock Portfolio is presented in two forms: (1) the first presentation reflects the fees and expenses of the Alliance Aggressive Stock Portfolio and (2) the second presentation uses the gross performance of the Alliance Aggressive Stock Portfolio, which is adjusted to reflect the fees and expenses of the Fund's Aggressive Equity Portfolio.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Aggressive Equity Portfolio or an individual investor having an interest in the Aggressive Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  The following performance data does not reflect the deduction for separate account or contract level charges.

                   TOTAL RETURN FOR THE ALLIANCE AGGRESSIVE
     STOCK PORTFOLIO, THE RUSSELL 2000 INDEX AND THE RUSSELL MIDCAP INDEX


                                         ALLIANCE AGGRESSIVE STOCK
                                            PORTFOLIO ADJUSTED
                           ALLIANCE             TO REFLECT                               RUSSELL
                          AGGRESSIVE          EXPENSES OF THE         RUSSELL 2000        MIDCAP
                       STOCK PORTFOLIO* AGGRESSIVE EQUITY PORTFOLIO      INDEX+          INDEX++
-----------------------------------------------------------------------------------------------------
                         ANNUAL TOTAL             ANNUAL                 ANNUAL           ANNUAL
         YEAR             RETURN (%)         TOTAL RETURN (%)       TOTAL RETURN (%) TOTAL RETURN (%)
-----------------------------------------------------------------------------------------------------
         1997               10.94                  10.62                 22.36             29.01
         1996               22.20                  21.66(/2/)            16.49             19.00
         1995               31.63                                        28.44             34.45
         1994               (3.81)                                       (1.82)            (2.09)
         1993               16.77                                        18.89             14.30
         1992               (3.16)                                       18.42             16.34
         1991               86.87                                        46.04             41.51
         1990                8.16                                       (19.52)           (11.50)
         1989               43.50                                        16.24             26.27
         1988                1.13                                        24.91             19.80
         1987                7.30                                        (8.78)             0.23
         1986               35.90(/1/)                                    4.04(/3/)        15.60(/3/)
-----------------------------------------------------------------------------------------------------
      TIME PERIOD       AVERAGE ANNUAL        AVERAGE ANNUAL         AVERAGE ANNUAL   AVERAGE ANNUAL
    (THRU 12/31/97)    TOTAL RETURN (%)      TOTAL RETURN (%)       TOTAL RETURN (%) TOTAL RETURN (%)
-----------------------------------------------------------------------------------------------------
        1 year              10.94                  10.62                 22.36             29.01
        3 years             21.29                                        22.33             27.32
        5 years             14.92                                        16.40             18.23
       10 years             19.00                                        15.75             17.67
  Inception (1/27/86)       19.41                                        12.57(/4/)        16.06(/4/)

(/1/) Total return for 1986 is rounded to the nearest tenth of a percent.

(/2/) Aggressive Equity Portfolio began operations on April 1, 1996. Expenses used in calculating adjusted annual total return for 1996 were annualized.

(/3/) Total return is for the period 2/1/86 through 12/31/86.

(/4/) Average annual total return is for the period 2/1/86 through 12/31/97.

* Returns reflect the investment advisory fees and operating expenses of the Alliance Aggressive Stock Portfolio.

+ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index comprised of the 3,000 largest companies in terms of market capitalization), which represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of December 31, 1997, the dollar weighted average market capitalization of the Russell 2000 Index was approximately $820 million and the dollar weighted median market capitalization was approximately $750 million. For purposes of calculating total return, dividends declared by any company in the Russell 2000 Index are reinvested on the ex-dividend date. The Russell 2000 Index is unmanaged.

++ The Russell Midcap Index measures the performance of the 800 smallest companies of the Russell 1000 Index (an index comprised of the 1,000 largest companies in the Russell 3000 Index in terms of market capitalization), which represents approximately 35% of the total market capitalization of the Russell 1000 Index. As of December 31, 1997, the dollar weighted average market capitalization of the Russell Midcap Index was approximately $5 billion and the dollar weighted median capitalization was approximately $4.4 billion. For purposes of calculating total return, dividends declared by any company in the Russell Midcap Index are reinvested on the ex-dividend date. The Russell Midcap Index is unmanaged.

                NEW PORTFOLIO MANAGER FOR THE EQUITY PORTFOLIO
                     AND FOR THE BOND AND INCOME PORTFOLIO

  Greenwich Street Advisors, the current Portfolio Manager for the Equity Portfolio and Bond and Income Portfolio, has provided written confirmation to Pacific Life, the Fund's Adviser, that it will not serve as Portfolio Manager to the Portfolios after April 30, 1998. Goldman Sachs Asset Management ("Goldman Sachs"), a separate operating division of Goldman, Sachs & Co., will become the Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio effective May 1, 1998, pursuant to a portfolio management agreement with the Adviser and the Fund (the "New Portfolio Management Agreement"), subject to approval by Shareholders of the Portfolios. The New Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the New Portfolio Management Agreement or interested persons of such parties, at a Board meeting held on February 23, 1998. Variable Contract Owners having an interest in the Equity Portfolio and/or the Bond and Income Portfolio as of record date March 6, 1998 will be asked to approve the New Portfolio Management Agreement with Goldman Sachs at a special meeting of Shareholders scheduled for April 15, 1998.

  Goldman Sachs and its affiliates are the investment management division of Goldman, Sachs & Co. Founded in 1869, Goldman, Sachs & Co. is one of the world's largest investment banking firms and a leader in almost every field of finance.

  As of January 26, 1998, Goldman Sachs and its affiliates manage, administer and distribute over $140 billion for institutional and individual investors worldwide, including fixed income assets in excess of $32 billion for which they acted as investment adviser. Headquartered in New York at One New York Plaza, New York, New York 10004, Goldman Sachs and its affiliates have offices in major U.S. cities as well as London, Tokyo and Singapore.

  Robert C. Jones, Managing Director, Victor H. Pinter, Vice President, and Kent A. Clark, Vice President, will be primarily responsible for the day to day management of the Equity Portfolio. Mr. Jones brings 17 years of investment experience to his work in developing and implementing Goldman Sachs' quantitative equity management services. Prior to joining Goldman Sachs in 1989, he was the senior quantitative analyst in the Investment Research Department at Goldman Sachs & Co. and provided quantitative research for both a major investment banking firm and an options consulting firm. Mr. Jones is a Chartered Financial Analyst and holds a B.A. degree from Brown University and an M.B.A. from the University of Michigan. Prior to joining Goldman Sachs in 1985, Mr. Pinter was a project manager in the Information Technology Division of Goldman Sachs & Co. and a consultant at Chase Econometrics/IDC. He holds a B.S. degree from Brooklyn College and an M.B.A. from New York University's Stern School of Business. Mr. Clark joined Goldman Sach's quantitative equity management team in 1992. He is a Chartered Financial Analyst and holds a Bachelor of Commerce degree from the University of Calgary and an M.B.A. from the University of Chicago. Jonathan A. Beinner, Managing Director, and C. Richard Lucy, Vice President, will be primarily responsible for the day to day management of the Bond and Income Portfolio. Mr. Beinner is co-head of the U.S. Fixed Income Team and heads the mortgage-backed and asset-backed securities group. He joined Goldman Sachs in 1990 after working in the trading and arbitrage group of Franklin Savings Association. Mr. Beinner holds two B.S. degrees from the University of Pennsylvania. Prior to joining Goldman Sachs in 1992, Mr. Lucy spent nine years managing fixed income assets at Brown Brothers Harriman & Co. He is a Chartered Financial Analyst and holds B.S. and M.B.A. degrees from New York University.

  If the New Portfolio Management Agreement is approved by Shareholders, effective May 1, 1998, for the services provided, Pacific Life will pay Goldman Sachs a fee based on a percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     EQUITY AND BOND AND INCOME PORTFOLIOS

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   ---------------------
               .35%  On first $100 million
               .30%  On next $100 million
               .25%  On next $800 million
               .20%  On excess

  The Advisory fees paid to Pacific Life by the Equity and Bond and Income Portfolios will not change.

CHANGES IN THE EQUITY PORTFOLIO'S INVESTMENT POLICIES

  The Portfolio's primary investment objective is to achieve capital appreciation, with current income being of secondary importance. The Trustees have approved changes to certain of the Portfolio's investment policies, which will become effective, if the Shareholders approve the New Portfolio Management Agreement, on the date that Goldman Sachs would assume management responsibility for the Portfolio, which is expected to be May 1, 1998. The investment objective would not change. The Portfolio's investment objective and investment policies, restated to reflect the changes in investment policies that will become effective if the New Portfolio Management Agreement is approved, are as follows:

    INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

    INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stock, or securities convertible into or exchangeable for common stock, including convertible preferred stocks, convertible debentures, or warrants. The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers.

    The Portfolio Manager emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Portfolio. The Portfolio Manager selects investments using both a variety of quantitative techniques and fundamental research, while attempting to maintain risk, style, capitalization, and industry characteristics similar to the Russell 1000 Growth Index ("Index"). The Portfolio seeks to maintain a portfolio comprised of companies with capitalizations and earnings growth expectations that are above the average of the Index and dividend yields that are below the average of the Index. The Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, and enter into repurchase agreements. The Portfolio may increase its investment in these securities when in a temporary defensive position.

    The Portfolio Manager utilizes a "Computer-Optimized, Research-Enhanced" ("CORE") investment strategy in connection with its management of the Portfolio. Under the CORE strategy, the Portfolio Manager begins with a broad universe of U.S. equity securities and then uses a proprietary multifactor model ("Multifactor Model") to assign each equity security a rating. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multifactor Model contains variables that measure value, growth, momentum, and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, and earnings stability).

    The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Portfolio Manager believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models.

    OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indices. In addition, the Portfolio may purchase or sell stock index futures contracts and futures thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  For additional information concerning a description of securities, investment techniques, and the potential risks associated with various types of securities and investment techniques, please refer to "Certain Investment Policies and Related Risks" below and the Fund's Prospectus and Statement of Additional Information.

COMPARISON OF MANAGEMENT STYLES

  It is expected that if Shareholders approve the New Portfolio Management Agreement with Goldman Sachs, and the changes in investment policies become effective, the differences in investment policies referenced above and the different investment management styles of Goldman Sachs and the current Portfolio Manager will result in some changes in the Portfolio and its holdings. Under both the current and revised policies, the Portfolio invests primarily in equity securities of U.S. issuers, and therefore Shareholders will continue to be exposed to the market and financial risks of investment in common stock. Under the current investment policies, from time to time the Portfolio could be invested in fewer industries or groups of industries than more broad-based equity portfolios, which may create an opportunity for higher returns, but may also result in higher risk because of greater exposure to an industry or group of industries. Under the revised investment policies, it is expected that the Portfolio would normally be diversified across a broad spectrum of industries.

  The utilization of the CORE methodology, as described above, would result in a different investment strategy for security selection if Goldman Sachs is approved. It is expected that under the CORE methodology, the risk, capitalization, and industry characteristics of the Portfolio would be more closely aligned to the Russell 1000 Growth Index (the "Russell Index") than under the current investment policies. In addition, the revised investment policies would reflect a greater emphasis on seeking to outperform the total return of the Russell Index.

  In the event that Shareholders of the Portfolio approve the New Portfolio Management Agreement, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Goldman Sachs. Such restructuring may result in increased transactional costs in the Portfolio's current fiscal year.

PRIOR PERFORMANCE OF ACCOUNTS MANAGED BY GOLDMAN SACHS COMPARABLE TO THE EQUITY PORTFOLIO

  The table below sets forth the performance data relating to the historical performance of the Goldman Sachs CORE Large Cap Growth Composite (the "Composite").

  Each account represented in the Composite is managed by Goldman Sachs and has substantially similar investment objectives, policies, and strategies to those of the Equity Portfolio (assuming effectiveness of the revised investment policies described above). The Composite currently consists of 8 accounts, including 6 advisory accounts and 2 mutual funds. In prior years, the Composite consisted of less advisory accounts and no mutual funds. The performance information for the Composite is presented in two forms: (1) the first presentation reflects the average fees and expenses charged to the accounts in the Composite; and (2) the second presentation uses the gross performance of the Composite as adjusted to reflect the fees and expenses of the Equity Portfolio. The expenses shown for the Composite in the first presentation include investment advisory fees; expenses do not include the expenses for custody (or other expenses for the mutual funds), which if included, could lessen performance and which are expenses the Portfolio bears. The average fees for the

Composite from January 1995 through December 1997 are estimated. The composite performance figures also reflect the inclusion of any dividends and interest income received, the deductions of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security.

  The Composite data was calculated using the methodology recommended by the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. Accounts under Goldman Sachs' management are included in the Composite the month after operations commence. To determine composite values, the beginning market value of each comparable account is divided by the sum of the market values of all comparable accounts, which results in a percentage number. The percentage number is multiplied by each comparable account's rate of return. The sum of all accounts for the comparable accounts results in a dollar-weighted composite return. The Composite investment results are unaudited.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for a mutual fund. In addition, the performance data for the advisory accounts included in the Composite may not be representative of the Equity Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the Equity Portfolio, this might reduce the comparability of the Equity Portfolio's performance to that of the comparable accounts. Moreover, the Equity Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these Composite returns could result in different performance data.

  The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Equity Portfolio or an individual investor having an interest in the Equity Portfolio. These total return figures represent past performance and do not indicate future results, which will vary.

  THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

               TOTAL RETURN FOR THE GOLDMAN SACHS CORE LARGE CAP
              GROWTH COMPOSITE AND THE RUSSELL 1000 GROWTH INDEX


                                                   GOLDMAN SACHS CORE
                                               LARGE CAP GROWTH COMPOSITE
                                                  ADJUSTED TO REFLECT
                       GOLDMAN SACHS CORE        EXPENSES OF THE EQUITY     RUSSELL 1000
                   LARGE CAP GROWTH COMPOSITE*         PORTFOLIO           GROWTH INDEX+
------------------------------------------------------------------------------------------
                             ANNUAL                      ANNUAL                ANNUAL
       YEAR             TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
     1997                     32.46                      32.41                 30.49
     1996                     29.37                      29.26                 23.12
     1995                     38.11                      37.98                 37.19
     1994                      7.44                       7.02                  0.60
     1993                     12.09                      11.72                  0.87
     1992                      0.33                      (0.10)                  N/A
------------------------------------------------------------------------------------------
    TIME PERIOD          AVERAGE ANNUAL              AVERAGE ANNUAL        AVERAGE ANNUAL
  (THRU 12/31/97)       TOTAL RETURN (%)            TOTAL RETURN (%)      TOTAL RETURN (%)
------------------------------------------------------------------------------------------
    1 year                    32.46                      32.41                 30.49
   3 years                    33.26                      33.19                 30.11
   5 years                    23.31                      23.15                 18.40
  Inception
   (12/1/91)                  21.55                      21.37                 17.54

* Returns reflect the average investment advisory fees and expenses charged to the accounts in the Composite. Expenses do not include the expenses for custody (or other expenses for mutual funds), which if included, could lessen performance and which are expenses the Equity Portfolio bears.

+ The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values than other companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies of the Russell 3000 Index, an index that measures the performance of the largest 3,000 companies in terms of market capitalization. For purposes of calculating total return, dividends declared by any company in the Russell 1000 Growth Index are reinvested on the ex-dividend date. The Russell 1000 Growth Index is unmanaged.

CHANGES IN THE BOND AND INCOME PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES

  The current investment objective of the Bond and Income Portfolio is to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. Shareholders of the Bond and Income Portfolio will also be asked to approve an amendment to the Portfolio's investment objective under which the Portfolio would seek to provide total return and income consistent with prudent investment management. This change, and related changes to the Portfolio's investment policies (which are not subject to Shareholder approval), are intended to modernize the Portfolio's policies and to reflect the investment management style that Goldman Sachs would utilize in managing the Portfolio. The proposed change in investment objective is contingent upon Shareholder approval of the New Portfolio Management Agreement.

  The Fund's Board of Trustees also has approved changes to certain of the Portfolio's investment policies, which will become effective, if the Shareholders approve the New Portfolio Management Agreement, on the date that Goldman Sachs would assume management responsibility for the Portfolio, which is expected to be May 1, 1998. The Portfolio's investment objective and investment policies, restated to reflect the proposed change in investment objective and changes in investment policies that will become effective if the New Portfolio Management Agreement is approved, are as follows:

    INVESTMENT OBJECTIVE. Provide total return and income consistent with prudent investment management.

    INVESTMENT POLICIES. The Portfolio invests in the following types of securities: U.S. dollar-denominated debt securities of U.S. or foreign corporations; U.S. Government securities; mortgage-related and other asset-backed securities; U.S. dollar-denominated obligations of foreign governments, foreign governmental agencies, and international agencies (such as the International Bank for Reconstruction and Development); within certain limits as described below, non-U.S. dollar-denominated obligations of foreign corporations, governments, governmental agencies, and international agencies; certain derivative instruments for hedging purposes; and high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements. These securities may include securities with debt characteristics such as convertible securities and preferred stock.

    The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one nationally recognized statistical rating organization ("NRSRO") (e.g., Baa or better by Moody's or BBB or better by S&P), or, if not rated by an NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries. This may include securities of foreign governments or their agencies that are emerging market countries. Generally, debt securities that are not considered investment grade are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

    Other limitations apply to the Portfolio to address potential volatility associated with certain investment techniques. The Portfolio may invest up to 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floaters, interest-only ("IO's") and principal-only ("PO's") tranches of stripped mortgage backed securities (including planned amortization class certificates) and inverse IO's. The Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Portfolio may

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

  invest up to 15% of its assets in restricted securities that are illiquid, which, for these purposes, does not include securities that may be sold without registration to qualified institutional buyers under the Trust's procedures for restricted securities under SEC Rule 144A. Measurement of these limits is determined at the time of acquiring a security.

    DURATION. The Portfolio invests in securities of varying maturities. Under normal circumstances, the Portfolio maintains an average portfolio duration that is within one-half year of the duration of the Lehman Brothers Long Term Government/Corporate Bond Index ("Index"). The average duration of the Index as of January 31, 1998 was 10.13 years. It is expected that the duration of the Index will change over time, but only gradually. The Bond and Income Portfolio ordinarily will have the potential to be more volatile than fixed-income funds of shorter duration.

    OTHER TECHNIQUES. For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indices and may write (sell) covered call options. The Portfolio also may enter into the following: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may (but is not obligated to) enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P.

  For additional information concerning descriptions of securities, investment techniques, and the potential risks of various types of securities and investment techniques, see "Certain Investment Policies and Related Risks" below and the Fund's Prospectus and Statement of Additional Information.

COMPARISON OF INVESTMENT OBJECTIVE AND POLICIES

  The change in the Portfolio's investment objective and policies reflect a modernization in the Portfolio's investment policies and differences in the management styles between Goldman Sachs and the current Portfolio Manager. By including total return in the Portfolio's investment objective, it signifies that the Portfolio may invest in debt securities for purposes other than achieving income. For instance, the Portfolio could invest in debt securities that the Portfolio Manager believes are attractively priced for the purpose of realizing appreciation in value over time.

  The new investment policies will also expand the range of eligible investments for the Portfolio. The current investment policies of the Portfolio provide that, among other things, the Portfolio may invest in corporate bonds which are rated Baa or better by Moody's Investor Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's Corporation ("S&P"). Moody's describes securities rated Baa as having speculative characteristics and, according to S&P, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Nevertheless, these ratings are considered to be "investment grade." In contrast, the new investment policies would require the Portfolio to invest 80% of its assets in debt securities that are considered to be "investment grade" and permit the remaining 20%, subject to the limitations set forth above, to be invested among a variety of securities that may present higher degrees of risk. Specifically, the Portfolio may invest up to 20% of its assets in non-investment grade debt securities, 15% of which may consist of debt securities of issuers, including governmental issuers located in emerging market countries, and may invest up to 10% of its assets in non-U.S. dollar-denominated securities.

  In addition, under the revised investment policies, the Portfolio generally will seek an average portfolio duration that is tied closely to the average duration of the Lehman Brothers Long Term Government/Corporate

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

Bond Index. Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Debt securities with longer durations generally are subject to greater price volatility than shorter term debt securities in the event of changes in interest rates. The average portfolio duration of the Index was 10.19 years as of December 31, 1997. On that same date, the Portfolio's average portfolio duration was 12.5 years. While the duration of the Index is long in relation to other fixed-income funds, it is shorter than the Portfolio's duration under current policies. This shorter duration is likely to result in the Portfolio having somewhat less total return potential in a rising bond market than the Portfolio under current policies, but somewhat less volatility and potential loss in a falling bond market.

  In the event that Shareholders of the Bond and Income Portfolio approve the New Portfolio Management Agreement, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Goldman Sachs.

                 CERTAIN INVESTMENT POLICIES AND RELATED RISKS

  The following passages provide information regarding certain risks associated with some of the investment policies for each Portfolio (if the Portfolio Management Agreement for each Portfolios are approved by Shareholders of the respective Portfolio and if the amended investment objective for the Bond and Income Portfolio is approved by Shareholders of that Portfolio), including those investment policies that currently are not used by any current Portfolio Manager of the Fund. For a complete description of securities, other investment techniques, and related risks, please refer to the Fund's Prospectus or Statement of Additional Information.

EMERGING MARKET DEBT SECURITIES

  If Shareholders approve Goldman Sachs as the New Portfolio Manager of the Bond and Income Portfolio and the amended investment objective, the Portfolio may also invest in the debt securities of issuers, which may include governments, from developing or "emerging market" countries. Most, if not all, of these securities are unrated and exhibit many of the same characteristics as high-yield debt securities. In the case of many emerging market debt securities, the amount of publicly-available information may be even less than for domestic high-yield debt securities.

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. Investing in emerging market debt securities also involves the risks of investing in foreign securities generally. Please see "High Yield Bonds" and "Foreign Securities in the Prospectus and Statement of Additional Information" for a summary of these risk factors.

  Interest Rate Swap Agreements: The Bond and Income Portfolio may invest in interest rate swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard "swap" transaction, two parties agree to exchange

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

the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing the particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, interest rate floors, and collars.

  Interest Rate Caps: In return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap."

  Interest Rate Floors: In return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level.

  Interest Rate Collars: Under this arrangement, one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Whether a Portfolio's use of a swap agreement will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of a swap agreement counterparty. A Portfolio Manager will enter into swap agreements only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P.

  The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Stripped Mortgage Backed Securities: Stripped mortgage-backed securities ("SMBS") are derivative multi-class securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. For instance, a common type of SMBS will have one class receiving some of the interest and most of the principal from mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

  Moreover, there are SMBS under which one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although some SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC Certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied

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

on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC Tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend of have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in payment speeds.

 Floating and Variable Rate Securities

  Floating and variable rate securities provide for a specific adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that the interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

 Structured Notes

  The Bond and Income Portfolio may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Form No.VASUPP-1
    15-21031-00

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